SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of Earliest Event Reported):
                               September 19, 2005

                               IAC/INTERACTIVECORP
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                   0-20570              59-2712887
       (State or other           (Commission File          (IRS Employer
       jurisdiction of                Number)             Identification
        incorporation)                                       Number)


                 152 WEST 57TH STREET, NEW YORK, NEW YORK 10019
               (Address of principal executive offices) (zip code)
                                 (212) 314-7300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.03.   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

       On July 19, 2005, IAC/InterActiveCorp ("IAC") completed its acquisition of Ask Jeeves, Inc. ("Ask Jeeves"). Pursuant to the Agreement and Plan of Merger, dated as of March 21, 2005 (the "Merger Agreement"), by and among IAC, AJI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of IAC, and Ask Jeeves, Merger Sub merged with and into Ask Jeeves, with Ask Jeeves surviving as a subsidiary of IAC (the "Merger").

       In connection with the Merger, on July 19, 2005, IAC irrevocably and unconditionally guaranteed Ask Jeeves' outstanding Zero Coupon Subordinated Convertible Notes due 2008 (the "Zero Coupon Notes") in the principal amount of $115.0 million by executing a Supplemental Indenture (the "Supplemental Indenture"), dated as of July 19, 2005, by and among IAC, Ask Jeeves and The Bank of New York Trust Company, N.A., as Trustee ("Bank of New York"). In the event of a default in the payment of principal, interest or premium (if any), the guarantee may be enforced against IAC without first proceeding against Ask Jeeves. Upon the Merger, the Zero Coupon Notes became convertible into shares of IAC common stock in accordance with their terms. The Supplemental Indenture was previously filed by IAC on a Current Report on Form 8-K, on July 22, 2005.

       On August 9, 2005, IAC completed the spin-off (the "Spin-Off") of Expedia, Inc. ("Expedia"). In connection with the Spin-Off, on September 19, 2005, IAC and the Bank of New York entered into a Second Supplemental Indenture, effective as of August 9, 2005 (the "Second Supplemental Indenture"). Upon the Spin-Off, the Zero Coupon Notes are now convertible into shares of IAC common stock and Expedia common stock, in accordance with their terms and as set forth more fully in the Second Supplemental Indenture. The Second Supplemental Indenture is filed as Exhibit 10.1 on this Current Report on Form 8-K, and is incorporated herein by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

       Exhibit 4.4 Second Supplemental Indenture (relating to the Zero Coupon Subordinated Convertible Notes of Ask Jeeves, Inc.), dated as of August 9, 2005, by and among IAC/InterActiveCorp, Ask Jeeves, Inc. and the Bank of New York Trust Company, N.A., as Trustee.


                                      *****


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

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                               IAC/INTERACTIVECORP


                               By:  /s/ Gregory R. Blatt
                                  ------------------------------
                               Name:    Gregory R. Blatt
                               Title:   Executive Vice President,
                                        General Counsel and Secretary
Date:  September 22, 2005









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
                                  EXHIBIT INDEX

       Exhibit 4.4 Second Supplemental Indenture (relating to the Zero Coupon Subordinated Convertible Notes of Ask Jeeves, Inc.), dated as of August 9, 2005, by and among IAC/InterActiveCorp, Ask Jeeves, Inc. and the Bank of New York Trust Company, N.A., as Trustee.










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